Exhibit 99.1

SUPPLEMENTAL FINANCIAL INFORMATION

DECEMBER 31, 2014

Cedar Realty Trust, Inc.

44 South Bayles Avenue

Port Washington, NY 11050-3765

Tel: (516) 767-6492 Fax: (516) 767-6497

www.cedarrealtytrust.com

CEDAR REALTY TRUST, INC.

Supplemental Financial Information

December 31, 2014

(unaudited)

TABLE OF CONTENTS

Earnings Press Release	3-6

Financial Information
Condensed Consolidated Balance Sheets	7
Condensed Consolidated Statements of Operations	8
Supporting Schedules to Consolidated Statements	9
Funds From Operations and Additional Disclosures	10
Earnings Before Interest, Taxes, Depreciation and Amortization	11
Summary of Outstanding Debt	12
Summary of Debt Maturities	13

Portfolio Information
Real Estate Summary	14-16
Leasing Activity	17
Tenant Concentration	18
Lease Expirations	19
Same-Property Net Operating Income	20
2014 Acquisitions and Dispositions	21
Summary of Real Estate Held For Sale/Conveyance	22

Non-GAAP Financial Disclosures	23

Forward-Looking Statements

The information contained in this Supplemental Financial Information is unaudited and does not purport to disclose all items required by accounting principles generally accepted in the United States (“GAAP”). In addition, statements made or incorporated by reference herein may include certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and, as such, may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may”, “will”, “should”, “estimates”, “projects”, “anticipates”, “believes”, “expects”, “intends”, “future”, and words of similar import, or the negative thereof. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to, those set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. Accordingly, the information contained herein should be read in conjunction with the Company’s Form 10-K for the year ended December 31, 2014.

CEDAR REALTY TRUST REPORTS FOURTH

QUARTER AND FULL YEAR 2014 RESULTS

Port Washington, New York – February 19, 2015 – Cedar Realty Trust, Inc. (NYSE:CDR) today reported results for the fourth quarter and year ended December 31, 2014.

Highlights

•	Operating funds from operations (Operating FFO) of $0.13 per diluted share for the quarter and $0.54 for the year

•	Same-property net operating income (NOI) for the quarter increased 2.6% including redevelopments and 1.9% excluding redevelopments. Same property NOI for the year increased 1.6% including redevelopments and 1.8% excluding redevelopments.

•	Signed 31 new and renewal leases for 232,800 square feet in the quarter and 173 new and renewal leases for 1.13 million square feet for the year

•	Comparable cash-basis lease spreads of 10.3% for the quarter and 9.3% for the year

•	Total portfolio 93.3% leased and same-property portfolio 93.7% leased at year-end

•	During the year, completed a $92.3 million acquisition and $128.1 million of dispositions

•	Subsequent to year-end, issued 5.75 million common shares for net proceeds of $41.9 million, closed $100 million of new unsecured term loans, and extended maturity dates of existing credit facility

•	Net debt to EBITDA of 6.9 times after adjusting for the aforementioned $41.9 million equity offering

•	Provided initial 2015 Operating FFO guidance of $0.51 to $0.54 per diluted share

“2014 was another solid year for Cedar as we effectively executed on a number of our long-term strategic objectives including continued capital migration into stronger markets and assets, ongoing improvements to our capital structure and further solid leasing results from our high quality portfolio of grocery-anchored shopping centers,” commented Bruce Schanzer, President and CEO.

Financial Results

Operating FFO for fourth quarter 2014 was $10.3 million or $0.13 per diluted share, compared to $9.2 million or $0.13 per diluted share for the same period in 2013. Operating FFO for full year 2014 was $42.5 million or $0.54 per diluted share, compared to $36.4 million or $0.50 per diluted share for the same period in 2013.

NAREIT-defined FFO for fourth quarter 2014 was $9.6 million or $0.12 per diluted share, compared to $18.1 million or $0.25 per diluted share for the same period in 2013. NAREIT-defined FFO for full year 2014 was $40.3 million or $0.51 per diluted share, compared to $44.9 million or $0.62 per diluted share for the same period in 2013. The principal differences between Operating FFO and NAREIT-defined FFO are acquisition costs, debt extinguishment amounts and preferred stock redemption costs.

Net income attributable to common shareholders for fourth quarter 2014 was $0.7 million or $0.01 per diluted share, compared to $2.3 million or $0.03 per diluted share for the same period in 2013. Net income attributable to common shareholders for full year 2014 was $14.6 million or $0.18 per diluted share, compared to net loss of $(1.1) million or $(0.03) per diluted share for the same period in 2013.

The principal differences between Operating FFO and NAREIT-defined FFO are acquisition costs, debt extinguishment amounts and preferred stock redemption costs.

Portfolio Results

Same-property NOI for the quarter increased 2.6% including redevelopments and 1.9% excluding redevelopments. Same property NOI for the year increased 1.6% including redevelopments and 1.8% excluding redevelopments.

During fourth quarter 2014, the Company signed 31 leases for 232,800 square feet. On a comparable space basis, the Company leased 224,600 square feet at a positive lease spread of 10.3% on a cash basis (new leases increased 12.9% and renewals increased 10.0%). For full year 2014, the Company signed 173 leases for 1.13 million square feet. On a comparable space basis, the Company leased 1.07 million square feet at a positive lease spread of 9.3% on a cash basis (new leases increased 10.2% and renewals increased 9.2%).

The Company’s total portfolio, excluding properties held for sale, was 93.3% leased at December 31, 2014, compared to 93.1% at September 30, 2014 and 93.6% at December 31, 2013. The decreases in year-over-year leased percentages reflect the Company’s capital migration efforts, whereby it disposed of properties having less desirable demographics but which had high average leased percentages. The Company’s same-property portfolio was 93.7% leased at December 31, 2014, compared to 93.5% at September 30, 2014 and 93.9% at December 31, 2013.

Acquisitions and Dispositions

During the fourth quarter, the Company sold two operating properties and a land parcel for aggregate proceeds of $16.8 million. For the full year, the Company acquired Quartermaster Plaza for $92.3 million and sold eleven operating properties and a land parcel for aggregate proceeds of $128.1 million.

Recent Activities

On January 12, 2015, the Company issued 5.75 million common shares for net proceeds of $41.9 million. The proceeds were initially used to reduce amounts outstanding under the Company’s revolving credit facility.

On February 5, 2015, the Company closed on $100.0 million of unsecured term loans effectively prefunding all of its 2015 mortgage debt maturities. The new unsecured term loans consist of a five-year $50 million term loan, all the proceeds of which were drawn at closing, and a seven-year $50 million term loan that allows for delayed draws of the proceeds through July 1, 2015. The term loans are priced at LIBOR plus a spread based on the Company’s leverage ratio. The Company also entered into forward LIBOR swap agreements that result in an effective fixed interest rate of 2.9% for the five-year term loan and 3.4% for the seven-year term loan beginning July 1, 2015, based on the Company’s leverage ratio at closing.

Additionally, on February 5, 2015, the Company amended its unsecured credit facility extending the maturity date of its $260 million revolving facility from August 1, 2016 to February 5, 2019 and the maturity date for its existing $50 million term loan from August 1, 2018 to February 5, 2020. Initial pricing for the amended revolving facility and the existing $50 million term loan is LIBOR plus 150 bps and LIBOR plus 145 bps, respectively, a reduction of 25 bps and 10 bps, respectively.

Balance Sheet

As of December 31, 2014, the Company had $187.7 million available under its revolving credit facility and reported net debt to earnings before interest, taxes, depreciations, and amortization (EBITDA) of 7.4 times. Reflecting the January 12, 2015 equity offering, net debt to EBITDA is 6.9 times. Additionally, during 2014, the Company repaid approximately $169 million of secured mortgage debt, primarily with proceeds from $150 million of unsecured term loans which closed in February 2014.

2015 Guidance

The Company has established its initial 2015 guidance at a range of $0.51 to $0.54 per diluted share for Operating FFO and a range of $0.50 to $0.53 per diluted share for NAREIT-defined FFO. The principal difference in 2015 guidance between Operating FFO and NAREIT-defined FFO is acquisition costs. The Company will discuss assumptions surrounding guidance on today’s conference call.

Funds From Operations Reconciliation

The Company reports FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts (NAREIT). FFO, as defined by NAREIT, is a widely-recognized non-GAAP financial measure for REITs that the Company believes, when considered with financial statements prepared in accordance with GAAP, is useful to investors in understanding financial performance and providing a relevant basis for comparison among REITs. The Company’s computation of FFO, as detailed in the attached schedule, is in accordance with NAREIT’s pronouncements. The Company also presents Operating FFO, which excludes certain items that are not indicative of the results provided by the Company’s consolidated portfolio and that affect the comparability of the Company’s period-over-period performance, as also detailed in the attached schedule.

Supplemental Financial Information Package

The Company has issued “Supplemental Financial Information” for the period ended December 31, 2014. Such information has been filed today as an exhibit to Form 8-K and will also be available on the Company’s website at www.cedarrealtytrust.com.

Investor Conference Call

The Company will host a conference call today, February 19, 2015, at 5:00 PM (ET) to discuss the fourth quarter and full year results. The conference call can be accessed by dialing (877) 705-6003 or (1) (201) 493-6725 for international participants. A live webcast of the conference call will be available online on the Company’s website at www.cedarrealtytrust.com.

A replay of the call will be available from 8:00 PM (ET) on February 19, 2015, until midnight (ET) on March 5, 2015. The replay dial-in numbers are (877) 870-5176 or (1) (858) 384-5517 for international callers. Please use passcode 13597830 for the telephonic replay. A replay of the Company’s webcast will be available on the Company’s website for a limited time.

About Cedar Realty Trust

Cedar Realty Trust, Inc. is a fully-integrated real estate investment trust which focuses on the ownership and operation of primarily grocery-anchored shopping centers straddling the Washington DC to Boston corridor. The Company’s portfolio (excluding properties treated as “held for sale”) is comprised of 59 properties, with approximately 9.2 million square feet of gross leasable area.

For additional financial and descriptive information on the Company, its operations and its portfolio, please refer to the Company’s website at www.cedarrealtytrust.com.

Forward-Looking Statements

Statements made in this press release that are not strictly historical are “forward-looking” statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance and outcomes to differ materially from those expressed or implied in forward-looking statements. Please refer to the documents filed by Cedar Realty Trust, Inc. with the SEC, specifically the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, which identifies important risk factors that could cause actual results to differ from those contained in forward-looking statements.

Contact Information:

Cedar Realty Trust, Inc.

Philip R. Mays

Chief Financial Officer

(516) 944-4572

CEDAR REALTY TRUST, INC.

Condensed Consolidated Balance Sheets

	December 31,
	2014	2013
ASSETS
Real estate
Land	$312,868,000	$288,864,000
Buildings and improvements	1,163,305,000	1,162,087,000

	1,476,173,000	1,450,951,000
Less accumulated depreciation	(267,211,000)	(251,605,000)

Real estate, net	1,208,962,000	1,199,346,000
Real estate held for sale/conveyance	16,508,000	70,757,000
Cash and cash equivalents	3,499,000	3,973,000
Restricted cash	7,859,000	11,063,000
Receivables	18,405,000	18,492,000
Other assets and deferred charges, net	31,546,000	28,295,000

TOTAL ASSETS	$1,286,779,000	$1,331,926,000

LIABILITIES AND EQUITY
Mortgage loans payable	$393,388,000	$539,140,000
Unsecured revolving credit facility	72,000,000	153,500,000
Unsecured term loans	200,000,000	50,000,000
Accounts payable and accrued liabilities	22,364,000	22,666,000
Unamortized intangible lease liabilities	23,776,000	30,972,000

Total liabilities	711,528,000	796,278,000

Noncontrolling interest - limited partners’ mezzanine OP Units	396,000	414,000

Equity:
Preferred stock	190,661,000	190,661,000
Common stock and other shareholders’ equity	378,891,000	337,016,000
Minority interests in consolidated joint ventures	2,872,000	4,202,000
Limited partners’ OP Units	2,431,000	3,355,000

Total equity	574,855,000	535,234,000

TOTAL LIABILITIES AND EQUITY	$1,286,779,000	$1,331,926,000

CEDAR REALTY TRUST, INC.

Condensed Consolidated Statements of Operations

	Three months ended December 31,		Years ended December 31,
	2014	2013	2014	2013

PROPERTY REVENUES
Rents	$28,803,000	$27,849,000	$116,505,000	$110,353,000
Expense recoveries	7,826,000	7,512,000	31,392,000	28,691,000
Other	36,000	55,000	287,000	554,000

Total property revenues	36,665,000	35,416,000	148,184,000	139,598,000

PROPERTY OPERATING EXPENSES
Operating, maintenance and management	6,321,000	6,602,000	26,604,000	24,418,000
Real estate and other property-related taxes	4,485,000	4,502,000	18,182,000	17,901,000

Total property operating expenses	10,806,000	11,104,000	44,786,000	42,319,000

PROPERTY OPERATING INCOME	25,859,000	24,312,000	103,398,000	97,279,000

OTHER EXPENSES AND INCOME
General and administrative	3,736,000	4,006,000	14,356,000	13,980,000
Employee termination costs	—	—	—	106,000
Acquisition costs	—	182,000	2,870,000	182,000
Depreciation and amortization	9,894,000	12,270,000	38,700,000	44,405,000
Gain on sales	(271,000)	(263,000)	(6,413,000)	(609,000)
Impairment charges/(reversal), net	85,000	296,000	3,148,000	(172,000)

Total other expenses and income	13,444,000	16,491,000	52,661,000	57,892,000

OPERATING INCOME	12,415,000	7,821,000	50,737,000	39,387,000

NON-OPERATING INCOME AND EXPENSES
Interest expense	(7,890,000)	(8,357,000)	(32,301,000)	(34,762,000)
Early extinguishment of debt costs	(675,000)	—	(825,000)	(106,000)

Total non-operating income and expense	(8,565,000)	(8,357,000)	(33,126,000)	(34,868,000)

INCOME (LOSS) FROM CONTINUING OPERATIONS	3,850,000	(536,000)	17,611,000	4,519,000

DISCONTINUED OPERATIONS
Income from operations	68,000	865,000	1,647,000	2,280,000
Impairment reversals/(charges), net	363,000	(3,681,000)	47,000	(3,049,000)
Gain on extinguishment of debt obligations	—	9,154,000	1,423,000	10,452,000
Gain on sales	—	—	7,963,000	—

Total income from discontinued operations	431,000	6,338,000	11,080,000	9,683,000

NET INCOME	4,281,000	5,802,000	28,691,000	14,202,000

Less, net loss (income) attributable to noncontrolling interests:
Minority interests in consolidated joint ventures	73,000	95,000	370,000	247,000
Limited partners’ interest in Operating Partnership	(4,000)	(12,000)	(80,000)	(1,000)

Total net loss attributable to noncontrolling interests	69,000	83,000	290,000	246,000

NET INCOME ATTRIBUTABLE TO CEDAR REALTY TRUST, INC.	4,350,000	5,885,000	28,981,000	14,448,000

Preferred stock dividends	(3,602,000)	(3,602,000)	(14,408,000)	(14,413,000)
Preferred stock redemption costs	—	—	—	(1,166,000)

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$748,000	$2,283,000	$14,573,000	$(1,131,000)

PER COMMON SHARE ATTRIBUTABLE TO COMMON SHAREHOLDERS (BASIC AND DILUTED)
Continuing operations	$0.00	$(0.06)	$0.04	$(0.17)
Discontinued operations	0.01	0.09	0.14	0.14

	$0.01	$0.03	$0.18	$(0.03)

Weighted average number of common shares - basic and diluted	75,547,000	68,474,000	75,311,000	68,381,000

CEDAR REALTY TRUST, INC.

Supporting Schedules to Consolidated Statements

Balance Sheets

	December 31
	2014	2013

Construction in process (included in buildings and improvements)	$11,032,000	$7,728,000

Receivables
Rents and other tenant receivables, net	$3,479,000	$3,282,000
Straight-line rents	14,926,000	15,210,000

	$18,405,000	$18,492,000

Other assets and deferred charges, net
Lease origination costs	$18,180,000	$15,187,000
Financing costs	4,256,000	5,194,000
Prepaid expenses	6,689,000	5,234,000
Other	2,421,000	2,680,000

	$31,546,000	$28,295,000

Statements of Operations

	Three months ended December 31,		Years ended December 31,
	2014	2013	2014	2013
Rents
Base rents	$27,535,000	$26,334,000	$110,739,000	$103,721,000
Percentage rent	232,000	216,000	683,000	804,000
Straight-line rents	63,000	264,000	761,000	1,387,000
Amortization of intangible lease liabilities, net	973,000	1,035,000	4,322,000	4,441,000

	$28,803,000	$27,849,000	$116,505,000	$110,353,000

CEDAR REALTY TRUST, INC.

Funds From Operations and Additional Disclosures

	Three months ended December 31,		Years ended December 31,
	2014	2013	2014	2013

Net income (loss) attributable to common shareholders	$748,000	$2,283,000	$14,573,000	$(1,131,000)
Real estate depreciation and amortization	9,812,000	12,493,000	38,365,000	45,280,000
Limited partners’ interest	4,000	12,000	80,000	1,000
Impairment (reversals)/charges	(278,000)	3,977,000	3,101,000	2,877,000
Gain on sales	(271,000)	(263,000)	(14,376,000)	(609,000)
Consolidated minority interests:
Share of (loss)	(73,000)	(95,000)	(370,000)	(247,000)
Share of FFO	(293,000)	(283,000)	(1,100,000)	(1,303,000)

Funds From Operations (“FFO”)	9,649,000	18,124,000	40,273,000	44,868,000
Adjustments for items affecting comparability:
Early extinguishment of debt costs, net	675,000	—	825,000	543,000
Acquisition costs	—	182,000	2,870,000	182,000
Gain on extinguishment of debt obligations	—	(9,154,000)	(1,423,000)	(10,452,000)
Employee termination costs	—	—	—	106,000
Preferred stock redemption costs	—	—	—	1,166,000

Operating Funds From Operations (“Operating FFO”)	$10,324,000	$9,152,000	$42,545,000	$36,413,000

FFO per diluted share:	$0.12	$0.25	$0.51	$0.62

Operating FFO per diluted share:	$0.13	$0.13	$0.54	$0.50

Weighted average number of diluted common shares:
Common shares	79,213,000	72,283,000	78,985,000	72,204,000
OP Units	393,000	375,000	433,000	297,000

	79,606,000	72,658,000	79,418,000	72,501,000

Additional Disclosures (Pro-Rata Share):
Straight-line rents	$69,000	$296,000	$785,000	$1,469,000
Amortization of intangible lease liabilities	915,000	972,000	4,087,000	4,083,000
Non-real estate amortization	519,000	371,000	2,450,000	2,231,000
Share-based compensation, net	1,102,000	1,009,000	3,531,000	3,701,000
Maintenance capital expenditures (a)	1,454,000	1,578,000	3,799,000	4,600,000
Lease related expenditures (b)	819,000	918,000	2,807,000	2,930,000
Development and redevelopment capital expenditures	4,095,000	3,087,000	11,374,000	13,655,000
Capitalized interest and financing costs	161,000	80,000	757,000	915,000

(a)	Consists of payments for building and site improvements.
(b)	Consists of payments for tenant improvements and leasing commissions.

CEDAR REALTY TRUST, INC.

Earnings Before Interest, Taxes, Depreciation and Amortization

	Three months ended December 31,		Years ended December 31,
	2014	2013	2014	2013
EBITDA Calculation

Income (loss) from continuing operations	$3,850,000	$(536,000)	$17,611,000	$4,519,000
Add (deduct):
Interest expense (including early extinguishment of debt costs)	8,565,000	8,358,000	33,126,000	34,872,000
Depreciation and amortization	9,894,000	12,270,000	38,700,000	44,405,000
Minority interests share of consolidated joint venture EBITDA	(812,000)	(802,000)	(3,159,000)	(3,363,000)
Discontinued operations:
Income from operations	68,000	865,000	1,647,000	2,280,000
Interest expense (including early extinguishment of debt costs)	—	511,000	631,000	2,892,000
Depreciation and amortization	—	314,000	—	1,258,000

EBITDA	21,565,000	20,980,000	88,556,000	86,863,000
Adjustments for items affecting comparability:
Impairment charges/(reversal), net	85,000	296,000	3,148,000	(172,000)
Gain on sales	(271,000)	(263,000)	(6,413,000)	(609,000)
Acquisition costs	—	182,000	2,870,000	182,000
Employee termination costs	—	—	—	106,000

Adjusted EBITDA	$21,379,000	$21,195,000	$88,161,000	$86,370,000

Pro-rata share of net debt (a)
Pro-rata share of debt	$632,694,000	$710,126,000	$632,694,000	$710,126,000
Pro-rata share of unrestricted cash and cash equivalents	(3,022,000)	(2,862,000)	(3,022,000)	(2,862,000)

	$629,672,000	$707,264,000	$629,672,000	$707,264,000

Pro-rata fixed charges (a)
Interest expense (b)	$7,063,000	$8,110,000	$29,421,000	$33,829,000
Preferred stock dividends	3,602,000	3,602,000	14,408,000	14,413,000
Scheduled mortgage repayments	1,519,000	2,188,000	7,161,000	8,925,000

	$12,184,000	$13,900,000	$50,990,000	$57,167,000

Debt and Coverage Ratios
Net debt to Adjusted EBITDA (c)	7.4x (d)	7.9x	7.4x	8.0x
Interest coverage ratio (based on Adjusted EBITDA)	3.0x	2.6x	3.0x	2.6x
Fixed charge coverage ratio (based on Adjusted EBITDA)	1.8x	1.5x	1.7x	1.5x

(a)	Includes properties “held for sale/conveyance”.
(b)	Excludes early extinguishment of debt costs.
(c)	For the purposes of this computation, this ratio has been adjusted to include the annualized results of properties acquired, and to exclude, where applicable, (i) the results and debt related to properties sold and conveyed, (ii) management fee income relating to the terminated Cedar/RioCan joint venture, and (iii) lease termination income.
(d)	This ratio is 6.9x after adjustment for the January 12, 2015 equity offering.

CEDAR REALTY TRUST, INC.

Summary of Outstanding Debt

As of December 31, 2014

Property	Percent Owned		Maturity Date	Interest Rate (a)	Amounts
Fixed-rate mortgages:
New London Mall	40	% (b)	Apr 2015	4.9%	$27,365,000	(c)
Oak Ridge Shopping Center	100%		May 2015	5.5%	3,166,000	(c)
Pine Grove Plaza	100%		Sep 2015	5.0%	5,197,000	(c)
Groton Shopping Center	100%		Oct 2015	5.3%	11,064,000	(c)
Quartermaster Plaza	100%		Oct 2015	5.3%	41,668,000	(c)
Southington Center	100%		Nov 2015	5.1%	5,209,000	(c)
Jordan Lane	100%		Dec 2015	5.5%	11,851,000	(c)
Oakland Mills	100%		Jan 2016	5.5%	4,457,000
Franklin Village Plaza	100%		Aug 2016	4.1%	41,344,000
West Bridgewater Plaza	100%		Sep 2016	6.2%	10,277,000
Carman’s Plaza	100%		Oct 2016	6.2%	33,500,000
Hamburg Square	100%		Oct 2016	6.1%	4,732,000
Meadows Marketplace	100%		Nov 2016	5.6%	9,432,000
San Souci Plaza	40%		Dec 2016	6.2%	27,200,000
Camp Hill	100%		Jan 2017	5.5%	62,464,000
Golden Triangle	100%		Feb 2018	6.0%	19,320,000
Gold Star Plaza	100%		May 2019	7.3%	1,273,000
Swede Square	100%		Nov 2020	5.5%	9,999,000
Colonial Commons	100%		Feb 2021	5.5%	26,267,000
The Point	100%		Nov 2022	4.5%	29,001,000
Metro Square	100%		Nov 2029	7.5%	8,004,000

Total fixed-rate mortgages			weighted average	5.4%	392,790,000

Net unamortized premium					598,000

Total mortgage debt, net					393,388,000

Unsecured debt:
Variable-rate:
Revolving credit facility (d)			Aug 2016	1.9%	72,000,000
Term loan (e)			Aug 2018	1.9%	50,000,000
Fixed-rate (f):
Term loan			Feb 2019	3.2%	75,000,000
Term loan			Feb 2021	4.1%	75,000,000

Total unsecured debt			weighted average	2.8%	272,000,000

Total debt			weighted average	4.3%	$665,388,000

Pro-rata share of total debt reconciliation:
Total debt					$665,388,000
Less pro-rata share attributable to joint venture minority interests					(32,694,000)

Pro-rata share of total debt					$632,694,000

Fixed to variable rate-debt ratio:
Fixed-rate debt				80.7%	$510,694,000
Variable-rate debt				19.3%	122,000,000

				100.0%	$632,694,000

(a)	For variable-rate debt, rate in effect as of December 31, 2014.
(b)	On January 23, 2015, the Company acquired the remaining 60% interest in this joint venture, giving the Company a 100% ownership interest in this property.
(c)	To be refinanced with the proceeds from unsecured term loans which closed on February 5, 2015, comprised of a $50.0 million five-year term loan and a $50.0 million seven-year term loan.
(d)	As amended on February 5, 2015, now due in February 2019, subject to a one-year extension option.
(e)	As amended on February 5, 2015, now due in February 2020.
(f)	The Company has entered into forward interest rate swap agreements which convert the LIBOR rates to fixed rates for the full term of the loans.

CEDAR REALTY TRUST, INC.

Summary of Debt Maturities

As of December 31, 2014

	Secured Debt			Unsecured Debt
Year	Scheduled Amortization	Balloon Payments		Revolving Credit Facility		Term Loans		Total

2015	$5,773,000	$104,352,000	(a)	$—		$—		$110,125,000
2016	4,220,000	128,564,000		—		—		132,784,000
2017	2,439,000	60,478,000		—		—		62,917,000
2018	2,148,000	18,007,000		—		—		20,155,000
2019	2,036,000	—		72,000,000	(b)	75,000,000		149,036,000
2020	1,981,000	8,849,000		—		50,000,000	(b)	60,830,000
2021	1,244,000	22,367,000		—		75,000,000		98,611,000
2022	1,039,000	24,323,000		—		—		25,362,000
Thereafter	4,498,000	472,000		—		—		4,970,000

	$25,378,000	$367,412,000		$72,000,000		$200,000,000		664,790,000

Net unamortized premium								598,000

								$665,388,000

(a)	To be substantially refinanced with the proceeds from unsecured term loans which closed on February 5, 2015, comprised of a $50.0 million five-year term loan and a $50.0 million seven-year term loan.
(b)	Maturity dates reflect amendment on February 5, 2015. Additionally, the revolving credit facility is subject to a one-year extension option.

CEDAR REALTY TRUST, INC.

Real Estate Summary

As of December 31, 2014

						Average
	Percent		Year		Percent	base rent per	Major Tenants (a)
Property Description	owned		acquired	GLA	occupied	leased sq. ft.	Name	GLA
Connecticut
Big Y Shopping Center	100%		2013	101,105	100.0%	$22.75	Big Y	63,817
Brickyard Plaza	100%		2004	227,193	85.4%	8.43	Home Depot	103,003
							Kohl’s	58,966
							Michaels	21,429
Groton Shopping Center	100%		2007	117,186	89.0%	11.60	TJ Maxx	30,000
							Goodwill	21,306
Jordan Lane	100%		2005	177,504	96.6%	11.10	Stop & Shop	60,632
							CW Price	39,280
							Retro Fitness	20,283
New London Mall	40	% (b)	2009	259,566	91.8%	14.75	Shop Rite	64,017
							Marshalls	30,627
							Home Goods	25,432
							Petsmart	23,500
							A.C. Moore	20,932
Oakland Commons	100%		2007	90,100	100.0%	6.37	Walmart	54,911
							Bristol Ten Pin	35,189
Southington Center	100%		2003	155,842	98.5%	7.08	Walmart	95,482
							NAMCO	20,000

Total Connecticut				1,128,496	93.3%	11.61

Maryland
Kenley Village	100%		2005	51,894	71.4%	8.82	Food Lion	29,000
Metro Square	100%		2008	71,896	100.0%	19.26	Shoppers Food Warehouse	58,668
Oakland Mills	100%		2005	58,224	100.0%	13.99	Food Lion	43,470
San Souci Plaza	40%		2009	264,134	79.3%	10.32	Shoppers Food Warehouse	61,466
							Marshalls	27,000
							Maximum Health and Fitness	15,612
Valley Plaza	100%		2003	190,939	100.0%	5.06	K-Mart	95,810
							Ollie’s Bargain Outlet	41,888
							Tractor Supply	32,095
Yorktowne Plaza	100%		2007	158,982	88.4%	13.72	Food Lion	37,692

Total Maryland				796,069	89.0%	10.71

Massachusetts
Fieldstone Marketplace	100%		2005/2012	193,970	94.0%	10.53	Shaw’s	68,000
							Flagship Cinema	41,975
							New Bedford Wine and Spirits	15,180
Franklin Village Plaza	100%		2004/2012	303,085	92.6%	20.35	Stop & Shop	75,000
							Marshalls	26,890
							Team Fitness	15,807
Kings Plaza	100%		2007	168,243	95.2%	6.49	Work Out World	42,997
							CW Price	28,504
							Ocean State Job Lot	20,300
							Savers	19,339
Norwood Shopping Center	100%		2006	102,459	98.2%	8.96	Hannaford Brothers	42,598
							Planet Fitness	18,830
							Dollar Tree	16,798
The Shops at Suffolk Downs	100%		2005	121,320	100.0%	13.62	Stop & Shop	74,977
Timpany Plaza	100%		2007	183,775	100.0%	7.45	Stop & Shop	59,947
							Big Lots	28,027
							Gardner Theater	27,576
Webster Plaza	100%		2007	101,824	91.7%	10.41	Price Chopper	58,545
West Bridgewater Plaza	100%		2007	133,039	96.9%	8.46	Shaw’s	57,315
							Big Lots	25,000
							Planet Fitness	15,000

Total Massachusetts				1,307,715	95.7%	11.71

New Jersey
Carll’s Corner	100%		2007	129,582	84.7%	8.79	Acme Markets	55,000
							Peebles	18,858
Pine Grove Plaza	100%		2003	86,089	95.1%	11.04	Peebles	24,963
Washington Center Shoppes	100%		2001	157,394	92.6%	9.29	Acme Markets	66,046
							Planet Fitness	20,742

Total New Jersey				373,065	90.4%	9.55

CEDAR REALTY TRUST, INC.

Real Estate Summary (Continued)

As of December 31, 2014

						Average
	Percent		Year		Percent	base rent per	Major Tenants (a)
Property Description	owned		acquired	GLA	occupied	leased sq. ft.	Name	GLA
New York
Carman’s Plaza	100%		2007	194,082	75.0%	19.41	Pathmark	52,211

							Home Goods	25,806
							Department of Motor Vehicle	19,310

Pennsylvania
Academy Plaza	100%		2001	137,415	91.4%	14.36	Acme Markets	50,918
Camp Hill	100%		2002	461,560	99.3%	14.07	Boscov’s	159,040
							Giant Foods	92,939
							LA Fitness	45,000
							Orthopedic Inst of PA	40,904
							Barnes & Noble	24,908
							Staples	20,000
Colonial Commons	100%		2011	461,914	90.0%	13.79	Giant Foods	67,815
							Dick’s Sporting Goods	56,000
							LA Fitness	41,325
							Ross Dress For Less	30,000
							Marshalls	27,000
							JoAnn Fabrics	25,500
							David’s Furniture	24,970
							Office Max	23,500
							Old Navy	15,500
Crossroads II	100	% (c)	2008	133,717	93.7%	19.84	Giant Foods	78,815
Fairview Commons	100%		2007	42,314	56.2%	10.11	Family Dollar	10,789
Fort Washington Center	100%		2002	41,000	100.0%	21.83	LA Fitness	41,000
Gold Star Plaza	100%		2006	71,720	82.2%	8.97	Redner’s	48,920
Golden Triangle	100%		2003	202,943	95.4%	12.77	LA Fitness	44,796
							Marshalls	30,000
							Staples	24,060
							Just Cabinets	18,665
							Aldi	15,242
Halifax Plaza	100%		2003	51,510	100.0%	12.61	Giant Foods	32,000
Hamburg Square	100%		2004	99,580	95.2%	6.47	Redner’s	56,780
							Peebles	19,683
Maxatawny Marketplace	100%		2011	58,339	100.0%	12.21	Giant Foods	53,914
Meadows Marketplace	100%		2004/2012	91,518	100.0%	15.64	Giant Foods	67,907
Mechanicsburg Center	100%		2005	51,500	100.0%	22.57	Giant Foods	51,500
Newport Plaza	100%		2003	64,489	100.0%	11.76	Giant Foods	43,400
Northside Commons	100%		2008	69,136	100.0%	9.85	Redner’s	53,019
Palmyra Shopping Center	100%		2005	111,051	94.5%	6.73	Weis Markets	46,912
							Goodwill	18,104
Port Richmond Village	100%		2001	154,908	98.2%	13.65	Thriftway	40,000
							Pep Boys	20,615
							Shop of New Sorts Thrift Store	15,200
Quartermaster Plaza	100%		2014	456,364	96.9%	13.99	Home Depot	150,000
							BJ’s Wholesale Club	117,718
							Conway Stores, Inc.	25,200
							Planet Fitness	23,146
							Staples	20,388
							Petsmart	19,089
River View Plaza	100%		2003	226,786	90.2%	19.72	United Artists	77,700
							Avalon Carpet	25,000
							Pep Boys	22,000
							Staples	18,000
South Philadelphia	100%		2003	283,415	83.1%	14.49	Shop Rite	54,388
							Ross Dress For Less	31,349
							LA Fitness	31,000
							Modell’s	20,000

CEDAR REALTY TRUST, INC.

Real Estate Summary (Continued)

As of December 31, 2014

					Average
	Percent	Year		Percent	base rent per	Major Tenants (a)
Property Description	owned	acquired	GLA	occupied	leased sq. ft.	Name	GLA
Pennsylvania (continued)
Swede Square	100%	2003	100,816	97.0%	17.43	LA Fitness	37,200
The Commons	100%	2004	203,426	87.5%	8.13	Bon-Ton	54,500
						Shop ’n Save	52,654
						TJ Maxx	24,404
The Point	100%	2000	268,037	97.1%	12.55	Burlington Coat Factory	76,665
						Giant Foods	76,627
						A.C. Moore	24,890
						Staples	24,000
Trexler Mall	100%	2005	339,279	90.2%	9.68	Kohl’s	90,230
						Bon-Ton	62,000
						Lehigh Wellness Partners	33,227
						Oxyfit Gym	28,870
						Marshalls	28,488
Trexlertown Plaza	100%	2006	313,929	89.3%	12.09	Giant Foods	78,335
						Hobby Lobby	57,512
						Redner’s	47,900
						Big Lots	33,824
						Tractor Supply	19,097
Upland Square	100%	2007	394,598	94.4%	17.03	Giant Foods	78,900
						Carmike Cinema	45,276
						LA Fitness	42,000
						Best Buy	30,000
						TJ Maxx	25,000
						Bed, Bath & Beyond	24,721
						A.C. Moore	21,600
						Staples	18,336

Total Pennsylvania			4,891,264	93.2%	13.63

Virginia
Coliseum Marketplace	100%	2005	106,648	100.0%	16.26	Farm Fresh	57,662
						Michaels	23,981
Elmhurst Square	100%	2006	66,250	85.5%	9.38	Food Lion	38,272
Fredericksburg Way	100%	2005	63,000	100.0%	18.47	Ukrop’s Supermarket	63,000
General Booth Plaza	100%	2005	71,639	96.6%	13.97	Farm Fresh	53,758
Glen Allen Shopping Center	100%	2005	63,328	100.0%	6.61	Giant Foods	63,328
Kempsville Crossing	100%	2005	79,512	98.4%	10.64	Walmart	41,975
						Farm Fresh	16,938
Oak Ridge Shopping Center	100%	2006	38,700	92.2%	10.69	Food Lion	33,000
Suffolk Plaza	100%	2005	67,216	100.0%	9.90	Farm Fresh	67,216

Total Virginia			556,293	97.1%	12.40

Total (93.3% leased at December 31, 2014)			9,246,984	92.9%	$12.73

(a)	Major tenants are determined as tenants with 15,000 or more sq.ft of GLA, tenants at single-tenant properties, or the largest tenant at a property, based on GLA.
(b)	On January 23, 2015, the Company acquired the remaining 60% interest in this joint venture, giving the Company a 100% ownership interest in this property.
(c)	Although the ownership percentage for this joint venture is 60%, the Company has included 100% of this joint venture’s debt and results of operations in its pro-rata calculations, based on partnership earnings promotes, loan guaranties, and/or other terms of the related joint venture agreement.

CEDAR REALTY TRUST, INC.

Leasing Activity

	Leases Signed	Square Feet	New Rent Per. Sq. Ft (a)	Prior Rent Per. Sq. Ft (a)	Cash Basis % Change	Tenant Improvements Per. Sq. Ft (b)	Average Lease Term (Yrs)

Total Comparable Leases
4th Quarter 2014	30	224,600	$16.26	$14.74	10.3%	$3.11	5.3
3rd Quarter 2014	36	173,300	$17.40	$16.01	8.8%	$1.25	5.0
2nd Quarter 2014	55	355,000	$13.29	$12.21	8.9%	$0.67	5.5
1st Quarter 2014	38	319,300	$9.68	$8.86	9.2%	$0.74	4.7

Total	159	1,072,200	$13.50	$12.36	9.3%	$1.30	5.1

New Leases - Comparable
4th Quarter 2014	3	20,600	$17.27	$15.29	12.9%	$33.94	7.4
3rd Quarter 2014	5	12,300	$25.02	$23.29	7.4%	$17.62	7.0
2nd Quarter 2014	11	62,000	$11.72	$10.86	8.0%	$3.85	9.1
1st Quarter 2014	4	7,400	$26.60	$22.45	18.5%	$31.70	7.4

Total	23	102,300	$15.52	$14.09	10.2%	$13.59	8.4

Renewals - Comparable
4th Quarter 2014	27	204,000	$16.16	$14.68	10.0%	$0.00	5.1
3rd Quarter 2014	31	161,000	$16.82	$15.45	8.9%	$0.00	4.8
2nd Quarter 2014	44	293,000	$13.62	$12.49	9.0%	$0.00	4.7
1st Quarter 2014	34	311,900	$9.27	$8.54	8.6%	$0.00	4.6

Total	136	969,900	$13.29	$12.17	9.2%	$0.00	4.8

Total Comparable and Non-Comparable
4th Quarter 2014	31	232,800	$16.38	N/A	N/A	$3.00	5.5
3rd Quarter 2014	41	187,800	$17.83	N/A	N/A	$1.30	5.1
2nd Quarter 2014	61	380,000	$13.41	N/A	N/A	$1.38	5.8
1st Quarter 2014	40	328,200	$9.95	N/A	N/A	$2.79	4.8

Total	173	1,128,800	$13.75	N/A	N/A	$2.11	5.3

(a)	New rent per sq. ft. represents the minimum cash rent under the new lease for the first 12 months of the term. Prior rent per sq. ft. represents the minimum cash rent under the prior lease for the last 12 months of the previous term.
(b)	Includes tenant allowance and landlord work. Excludes first generation space.

CEDAR REALTY TRUST, INC.

Tenant Concentration (Based on Annualized Base Rent)

As of December 31, 2014

Tenant	Number of stores	GLA	% of GLA	Annualized base rent	Annualized base rent per sq. ft.	Percentage annualized base rents
Top twenty tenants (a):
Giant Foods	12	785,000	8.5%	$11,703,000	$14.91	10.7%
LA Fitness	7	282,000	3.0%	4,653,000	16.50	4.3%
Stop & Shop	4	271,000	2.9%	2,805,000	10.35	2.6%
Farm Fresh	4	196,000	2.1%	2,235,000	11.40	2.0%
Home Depot	2	253,000	2.7%	2,050,000	8.10	1.9%
Staples	6	125,000	1.4%	1,982,000	15.86	1.8%
Dollar Tree	18	182,000	2.0%	1,945,000	10.69	1.8%
Shop Rite	2	118,000	1.3%	1,744,000	14.78	1.6%
BJ’s Wholesale Club	1	118,000	1.3%	1,683,000	14.26	1.5%
Redner’s	4	207,000	2.2%	1,538,000	7.43	1.4%
United Artists	1	78,000	0.8%	1,454,000	18.64	1.3%
Marshalls	6	170,000	1.8%	1,437,000	8.45	1.3%
Shaw’s	2	125,000	1.4%	1,431,000	11.45	1.3%
Big Y	1	64,000	0.7%	1,404,000	21.94	1.3%
Food Lion	5	181,000	2.0%	1,314,000	7.26	1.2%
Shoppers Food Warehouse	2	120,000	1.3%	1,237,000	10.31	1.1%
Walmart	3	192,000	2.1%	1,188,000	6.19	1.1%
Ukrop’s Supermarket	1	63,000	0.7%	1,163,000	18.46	1.1%
Kohl’s	2	149,000	1.6%	1,113,000	7.47	1.0%
Carmike Cinema	1	45,000	0.5%	1,034,000	22.98	0.9%

Sub-total top twenty tenants	84	3,724,000	40.3%	45,113,000	12.11	41.3%

Remaining tenants	786	4,869,000	52.7%	64,233,000	13.19	58.7%

Sub-total all tenants (b)	870	8,593,000	92.9%	$109,346,000	$12.73	100.0%

Vacant space	N/A	654,000	7.1%

Total	870	9,247,000	100.0%

(a)	Several of the tenants listed above share common ownership with other tenants:

(1)	Giant Foods and Stop & Shop, (2) Farm Fresh, Shoppers Food Warehouse, and Shop ’n Save (GLA of 53,000; annualized base rent of $120,000), (3) Marshalls, TJ Maxx (GLA of 79,000; annualized base rent of $764,000) and Home Goods (GLA of 51,000; annualized base rent of $609,000), and (4) Shaw’s and Acme Markets (GLA of 172,000; annualized base rent of $781,000).

(b)	Comprised of large tenants (15,000 or more GLA) and small tenants as follows:

	Occupied GLA	% of GLA	Annualized base rent	Annualized base rent per sq. ft.	Percentage annualized base rents
Large tenants	6,068,000	70.6%	$64,084,000	$10.56	58.6%
Small tenants	2,525,000	29.4%	45,262,000	17.93	41.4%

Total	8,593,000	100.0%	$109,346,000	$12.73	100.0%

CEDAR REALTY TRUST, INC.

Lease Expirations

As of December 31, 2014

Year of lease expiration	Number of leases expiring	GLA expiring	Percentage of GLA expiring	Annualized expiring base rents	Annualized expiring base rents per sq. ft.	Percentage of annualized expiring base rents

Month-To-Month	51	231,000	2.7%	$2,484,000	$10.75	2.3%
2015	121	746,000	8.7%	8,568,000	11.49	7.8%
2016	138	880,000	10.2%	11,196,000	12.72	10.2%
2017	117	843,000	9.8%	11,736,000	13.92	10.7%
2018	102	809,000	9.4%	11,952,000	14.77	10.9%
2019	104	892,000	10.4%	10,620,000	11.91	9.7%
2020	85	1,379,000	16.0%	14,640,000	10.62	13.4%
2021	39	449,000	5.2%	6,588,000	14.67	6.0%
2022	24	163,000	1.9%	2,388,000	14.65	2.2%
2023	19	154,000	1.8%	1,776,000	11.53	1.6%
2024	24	516,000	6.0%	7,068,000	13.70	6.5%
2025	14	402,000	4.7%	5,604,000	13.94	5.1%
Thereafter	32	1,129,000	13.1%	14,726,000	13.04	13.5%

All tenants	870	8,593,000	100.0%	$109,346,000	$12.73	100.0%

Vacant space	N/A	654,000	N/A

Total portfolio	870	9,247,000	N/A

CEDAR REALTY TRUST, INC.

Same-Property Net Operating Income (“Same-property NOI”)

Same-Property NOI (a)

	Three months ended December 31,
	2014	2013
Base Rents	$22,046,000	$21,760,000
Expense Recoveries	6,499,000	6,467,000

Total Revenues	28,545,000	28,227,000
Operating expenses	8,823,000	8,870,000

NOI	$19,722,000	$19,357,000

Occupied	93.2%	93.6%
Leased	93.7%	93.9%
Average base rent	$12.72	$12.59

Number of same properties	52	52

NOI growth	1.9%

	Years ended December 31,
	2014	2013
Base Rents	$84,156,000	$82,436,000
Expense Recoveries	24,406,000	23,907,000

Total Revenues	108,562,000	106,343,000
Operating expenses	33,524,000	32,634,000

NOI	$75,038,000	$73,709,000

Occupied	93.3%	93.8%
Leased	93.8%	94.2%
Average base rent	$12.87	$12.71

Number of same properties	50	50

NOI growth	1.8%
NOI growth, excluding dark anchor re-tenanting impact	1.2%

(a)	Same-property NOI includes properties that were owned and operated for the entirety of both periods being compared, except for properties undergoing significant redevelopment and expansion until such properties have stabilized, and properties classified as “held for sale/conveyance”. Same-property NOI (i) excludes non-cash revenues such as straight-line rent adjustments and amortization of intangible lease liabilities, (ii) reflects internal management fees charged to properties, and (iii) excludes infrequent items, such as lease termination fee income.

CEDAR REALTY TRUST, INC.

2014 Acquisitions and Dispositions

Acquisition	Location	GLA	Date Acquired	Purchase Price
Quartermaster Plaza	Philadelphia, PA	456,364	3/21/2014	$92,300,000

Disposition	Location	GLA	Date Sold	Sales Price
Harbor Square (f/k/a Shore Mall)	Egg Harbor, NJ	344,823	2/25/2014	$25,000,000
McCormick Place	Olmstead, OH	46,000	5/6/2014	2,679,000	(a)
Gahanna Discount Drug Mart Plaza	Columbus, OH	48,667	5/27/2014	4,982,000	(a)
Fairview Plaza	New Cumberland, PA	71,979	5/27/2014	12,450,000
Townfair Center	Indiana, PA	218,610	5/29/2014	22,600,000
Lake Raystown Plaza	Huntingdon, PA	142,559	6/25/2014	19,500,000
Carbondale Plaza	Carbondale, PA	120,689	7/18/2014	10,700,000
Virginia Little Creek	Norfolk, VA	69,620	8/22/2014	9,850,000
Annie Land Plaza	Lovingston, VA	42,500	9/26/2014	3,500,000
Smithfield Plaza	Smithfield, VA	134,664	10/21/2014	12,350,000
Blue Mountain Commons land parcel	Harrisburg, PA	N/A	10/22/2014	350,000
St. James Square	Hagerstown, MA	39,903	11/5/2014	4,125,000

				$128,086,000

(a)	Lender accepted a deed-in-lieu of foreclosure on the property. Sales price represents mortgage loan payable, accrued interest and other expenses forgiven upon title transfer.

CEDAR REALTY TRUST, INC.

Summary of Real Estate Held for Sale/Conveyance

As of December 31, 2014

Property Description	State	Percent owned	Real estate at book value	GLA	Percent occupied	Average base rent per leased sq. ft.
Included in results from Continuing Operations
Circle Plaza	PA	100%	$1,492,000	92,171	100.0%	$2.74
Liberty Marketplace	PA	100%	13,084,000	68,200	98.2%	18.04

			14,576,000	160,371	99.3%	9.18

Included in results from Discontinued Operations
Huntingdon Plaza (a)	PA	100%	1,932,000	142,845	64.9%	4.50

Total Real Estate Held for Sale/Conveyance			$16,508,000	303,216	83.1%	$7.46

(a)	Property sold on February 2, 2015.

CEDAR REALTY TRUST, INC.

Non-GAAP Financial Disclosures

Funds From Operations (“FFO”)

FFO is a widely-recognized non-GAAP financial measure for REITs that the Company believes, when considered with financial statements prepared in accordance with GAAP, is useful to investors in understanding financial performance and providing a relevant basis for comparison among REITs. In addition, FFO is useful to investors as it captures features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than do other depreciable assets. Investors should review FFO, along with GAAP net income, when trying to understand a REIT’s operating performance. The Company considers FFO an important supplemental measure of its operating performance and believes that it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs.

The Company computes FFO in accordance with the “White Paper” published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income applicable to common shareholders (determined in accordance with GAAP), excluding impairment charges, excluding gains or losses from debt restructurings and sales of properties, plus real estate-related depreciation and amortization, and after adjustments for partnerships and joint ventures (which are computed to reflect FFO on the same basis). FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income applicable to common shareholders or to cash flow from operating activities. FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. Although FFO is a measure used for comparability in assessing the performance of REITs, as the NAREIT White Paper only provides guidelines for computing FFO, the computation of FFO may vary from one company to another.

The Company also presents “Operating FFO”, which excludes certain items that are not indicative of the results provided by the Company’s operating portfolio and that affect the comparability of the Company’s period-over-period performance, such as acquisition costs, amounts relating to early extinguishment of debt, gain on extinguishment of debt obligations, employee termination costs, and preferred stock redemption costs.

Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”)

EBITDA is another widely-recognized non-GAAP financial measure that the Company believes, when considered with financial statements prepared in accordance with GAAP, is useful to investors and lenders in understanding financial performance and providing a relevant basis for comparison among other companies, including REITs. While EBITDA should not be considered as a substitute for net income attributable to the Company’s common shareholders, net operating income, cash flow from operating activities, or other income or cash flow data prepared in accordance with GAAP, the Company believes that EBITDA may provide additional information with respect to the Company’s performance or ability to meet its future debt service requirements, capital expenditures and working capital requirements. The Company computes EBITDA by excluding interest expense and amortization of deferred financing costs, and depreciation and amortization, from income from continuing operations.

The Company also presents “Adjusted EBITDA”, which excludes certain items that are not indicative of the results provided by the Company’s operating portfolio and that affect the comparability of the Company’s period-over-period performance, such as acquisition costs, impairment charges/reversals, employee termination costs, and gain on sales of real estate. The ratios of debt to Adjusted EBITDA, Adjusted EBITDA to interest expense, and Adjusted EBITDA to fixed charges are additional related measures of financial performance. Because EBITDA from one company to another excludes some, but not all, items that affect net income, the computations of EBITDA may vary from one company to another.